SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                        Date of Report: November 6, 1997



                        THE ASHTON TECHNOLOGY GROUP, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                     333-1182            22-6650372
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(State of other jurisdiction of      (Commission File      (IRS Employer
         incorporation)                    Number)          Identification
                                                               Number)

1900 Market Street, Suite 701, Philadelphia, Pennsylvania           19103
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (215) 751-1900



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Item 2.  Acquisition or Disposition of Assets

     On November 6, 1997, the registrant sold its subsidiary, Computer Science Innovations, Inc. ("CSI"), to George H. Milligan and Susanne L. Cavadeus, as Trustees of the Trust Created by The Computer Science Innovations, Inc. Leveraged ESOP for $1,723,000, payable as follows: (1) repayment of $500,000 loan plus interest of $28,875, (2) $600,000 in cash, and (3) a five-year 8 1/4% note for $594,125.

Item 7.  Financial Statements and Exhibits

         None.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 6, 1997                      The Ashton Technology Group, Inc.
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                                                     (Registrant)


                                            By: /s/ Fredric W. Rittereiser
                                                ---------------------------
                                                Fredric W. Rittereiser
                                                Chief Executive Officer